First Quarter 2026

INVESTOR PRESENTATION

28 APRIL 2026

Forward Looking Statements

Certain statements made in this presentation contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 ("forward-looking statements"). Words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "would," "will," "estimates," "intends," "projects," "goals," "targets," and other words of similar meaning are intended to identify forward-looking statements, but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the amount, timing, and sources of funding for the repurchase program, the fact that common share repurchases may not be conducted in the timeframe or in the manner the Company expects, or at all, the ability of the Company to obtain the funding required to pay certain Meridianbet Group acquisition post-closing obligations, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; potential lawsuits regarding the acquisition; risks associated with the Company's rebranding from Golden Matrix Group Inc. to Meridian Holdings Inc. and the associated change of ticker symbol from GMGI to MRDN; the business, economic, and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing, and the availability of such financing; the ability of the Company and/ or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company's ability to complete acquisitions and the availability of funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock, and/or acquisitions; the Company's ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company's expectations for future growth, revenues, and profitability; the Company's expectations regarding future plans and the timing thereof; the Company's reliance on its management; the fact that the sellers of the Meridianbet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other effects thereof, on the Company's operations and prospects; the Company's ability to protect proprietary information; the ability of the Company to compete in its market; the effect of current and future regulation, the Company's ability to comply with regulations and potential penalties in the event it fails to comply with such regulations, and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating, and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company's programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company's products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions, and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we provide no assurance that these plans, intentions, or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company's publicly filed reports, including, but not limited to, under the "Special Note Regarding Forward-Looking Statements," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2025, the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, September 30, 2025, and March 31, 2026, and future periodic reports on Form 10-K and Form 10-Q. These reports are available at the SEC's website at www.sec.gov.

Table of Contents

5	Q1 2026 Overview
7	Financial Performance
12	Business Segments
21	The Long Term Thesis
26	Appendices

Business Highlights

First GAAP-profitable quarter under Meridian Holdings

GAAP PROFITABILITY

$2.2M
Net Income

$0.18
Diluted EPS vs $(0.02)

First GAAP-profitable quarter under Meridian Holdings, swinging from a $(0.3)M loss in Q1 2025.

REVENUE GROWTH

$50.1M +17% YoY

First Quarter 2026 revenue

Continued top-line growth from $42.7M in Q1 2025, driven by Meridianbet expansion.

ADJ. EBITDA

$6.3M

+26% YoY

Up from $5.0M on continued margin discipline.

MERIDIANBET

meridianbet

$34.9M

+26% YoY · 70%

Core segment drives group performance.

DELEVERAGING

0.53x

Net debt -62% YoY

Net debt reduced to $13.4M from $35.2M.

ACTIVE USERS

+21%

YoY · Meridianbet

Core segment user base expansion.

Adjusted EBITDA is a non-GAAP measure. See reconciliation on Adjusted EBITDA reconciliation slide. First Quarter 2025 EPS shown on post-split basis. All figures presented in U.S. Dollars unless otherwise stated. Unaudited figures.

Q1 2026 Overview

First Quarter 2026 Financial Highlights

Figures in millions of U.S. Dollars except margins and EPS

Q1 2026 vs Q1 2025

Revenue	Gross Profit	Gross Margin	Net Income	Adjusted EBITDA	GAAP EPS
$50.1M	$28.1M	56%	$2.2M	$6.3M	$0.18
vs $42.7M	vs $24.2M	vs 57%	$(0.3)M	vs $5.0M	vs $(0.02)
+17%	+16%	Flat	+$2.5M	+26%	+$0.20

Adjusted EBITDA is a non-GAAP measure. See non-GAAP reconciliation on the Adjusted EBITDA reconciliation slide. First Quarter 2025 EPS shown on post-split basis. Unaudited figures.

Financial Performance

Revenue Growth Continues

Q1 2026 Revenue of $50.1M


$60
$30
$0
$42.7M
$50.1M
+$7.4M
Q1 2025
Q1 2026
Q1 Revenue Growth
+17%
YOY

Gross Profit Climbs 16% on Stable Margin

Gross profit of $28.1M in Q1 2026


$40
$20
$0
$24.2M
+$3.9M
$28.1M
Q1 2025
Q1 2026


Gross Margin
56%
-46 bps

Strengthened Balance Sheet Through Strategic De-Leveraging

Net debt down 62% year over year to $13.5M

CASH ON HAND	NET DEBT	NET DEBT LEVERAGE	DEBT REMAINING
$16.2M	$13.5M	0.53x	$29.7M
MAR 31, 2026	DOWN 62% YOY	ADJ. EBITDA BASIS	-54% YOY
Liquidity position supports continued operations across **over 25** regulated markets and ongoing strategic priorities.	Net debt reduced from **$35.2M** to **$13.4M**, a **$21.8M** reduction driven by disciplined repayment.	Strongest capital structure since the Meridianbet acquisition	Total debt reduced **54%** year over year from **$64.9M**, reflecting disciplined capital allocation and consistent debt paydown.

Balance sheet figures as of March 31, 2026 are unaudited. Total Debt includes long-term loan and consideration payable. Net Debt Leverage defined as Net Debt divided by annualized First Quarter 2026 Adjusted EBITDA, a non-GAAP measure. See reconciliation in appendix.

Q2 2026 Preliminary Outlook

Preliminary Q2 2026 revenue guidance of $51M to $53M (+18 to +23% YoY)


$60
$40
$20
$0
$43.2M
18–23% YoY
$52M
Q2 25A
Q2 26E

Q2 2026 Revenue Guidance

$51 million – $53 million

+18 to +23% YoY vs Q2 2025A ($43.2M)

The Businesses Behind the Numbers

Segment Performance

Segment Metric	meridianbet	R KINGS COMPETITIONS / Classics	GMAG
Revenue	$34.9M	$12.1M	$3.1M
Revenue YoY	+25.9%	+8.5%	-18.4%
Gross Profit	$24.1M	$2.9M	$1.1M
Gross Profit YoY	+21.2%	-9.2%	-3.7%
Gross Margin	69.3%	24.2%	33.9%
Gross Margin YoY	-271 bps	-474 bps	+519 bps
Segment Income (Loss) from Operations	$6.6M	$0.4M	$(0.4)M

Segment operating income reconciles to consolidated Income from Operations through unallocated corporate expenses. All figures unaudited.

Revenue Composition by Geography

Geographic Revenue



55%
Europe exc. UK
20%
10%
5%
6%
4%
55%



6%
20%
55%
5%
10%
4%

Revenue Composition by Segment



MeridianBet
70%
$34.9M
6%
24%
70%

Meridianbet Performance

Core operating segment continues to scale. Year-over-year performance in Q1 2026

meridianbet

REVENUE	GROSS PROFIT	GROUP REVENUE SHARE
$35M	$24M	70%
+26% YoY · vs $28M	+21% YoY · 69% gross margin	+476 bps YoY · vs 65%

REGISTRATIONS	DEPOSITORS	ACTIVE USERS
+41%	+27%	+21%
428K · vs 305K	283K · vs 223K	334K · vs 276K

Expanse Studios: Strong Start to 2026

Results are included in the Meridianbet segment.
Year-over-year performance in Q1 2026

EXPANSE STUDIOS

1,519 operator sites
175 new added in Q1 2026

77 proprietary titles
6 new games launched in Q1 2026

Players	Revenue	Pay-In	GGR
+156%	+345%	+218%	+133%

Operator sites shown on a cumulative basis. Results are included in the Meridianbet segment. All figures unaudited.

New RGS Certifications in Q1 2026

Latvia | Estonia | Sweden | Portugal

Ontario System certification filed - awaiting regulatory approval

New Jersey Awaiting regulatory approval

Proprietary Operator Tools:

Bonus Bet - updated free-spin mechanic allowing players to select their own stake on supported slot titles.

Jackpots - advanced proprietary jackpot system giving operators differentiated player engagement tools unavailable through standard content licensing.

RKings Performance

Revenue growth on improved per-transaction economics

R KINGS COMPETITIONS

Performance Summary

- Sales reached **$7.7M**, up **$0.8M** year over year.
- Average order value rose to $16.91, a **29%** increase as customer mix shifted toward higher-value segments.
- First-time average order value climbed to **$17.72 (+15% YoY)**, signaling higher-quality new acquisitions.
- New registration value increased to **$728K, up 24%** despite a lower registration count - a deliberate shift
- toward quality over volume

Sales

$7.7M

+12% YoY · vs $6.9M Q1 2025

Average Order Value

$16.91

+29% YoY · vs $13.11 Q1 2025

Value per New Registration

$17.72

+15% YoY · vs $15.37 Q1 2025

Classics for a Cause Performance

Sequential improvement in user acquisition

Classics

Performance Summary

- New users climbed to **9,813**, up **18%** year over year.
- VIP subscriptions returned above 10,000 for the first time in 12 months, ending the quarter at **10,750**.
- Total transactions grew **12%** sequentially, with new users up 51% quarter over quarter.
- Gross margin held at **66.6%**, consistent with the structurally high profile of the business.

Gross margin
66.6%
FY 2025 benchmark ~65%

New Users
9,813
+18% YoY · +51% QoQ

VIP Subscriptions
10,750
+7% YoY

GMAG Performance

Expanded provider network and game deployment in Q1 2026

GMAG

Performance Summary

- New providers onboarded to the platform reached 12 in Q1 2026, compared with 2 in Q1 2025.
- New games deployed climbed to 1,382, up 65% year over year from 836.
- Revenue of $3.1M in Q1 2026 compared with $3.8M in the prior year period.

New Providers

12

+500% YoY · vs 2 in Q1 2025

New Games Deployed

1,382

+65% YoY · vs 836 in Q1 2025

Revenue

$3.1M

Q1 2026 · compared with $3.8M in Q1 2025

GMAG results are reported within the GMAG segment per Form 10-Q. MexPlay is reported within the GMAG segment and covered separately on the following slide. All figures presented in U.S. Dollars. Unaudited figures.

Mexplay: Accelerating New User Economics

Included in the GMAG Segment

mexplay CASINO ONLINE

Performance Summary

- Total registrations reached **74,000** in Q1 2026, up **271%** year over year as the customer acquisition funnel scales meaningfully.
- First-time depositors climbed to **6,101**, a **198%** increase reflecting a rapidly expanding paying customer base.
- First-time deposit value rose to approximately **$61K, up 183%** year over year on improving new user economics.

Registrations

74,000

+271% YoY · scaling acquisition funnel

First-time Depositors

6,101

+198% YoY · paying customer base expansion

First-time Deposit Value

$61K

+183% YoY · improving new user economics

The Long-Term Thesis

Six Brands. Zero Overlap. One Platform.

Built like a portfolio. Runs like a platform.

- Over 20 regulated markets
- B2B and B2C — sports, casino, raffle, lottery
- Proprietary technology — 25 years of IP
- No brand competes with another
- Every vertical. Every model. One holding.

Full company overview
meridian-holdings.com


meridianbet
Sports Betting & iGaming
B2B+B2C | 18 Markets
Classics
Raffles & Loyalty
B2C | Australia
meplay
Online Casino
B2C | Mexico
GMAG
Casino Platform & Aggregator
B2B | Asia
XPANSE
iGaming Dev
B2B · Global
R KINGS COMPETITIONS
Prize Competitions
B2C | UK & Ireland
meridian HOLDINGS
MERIDIAN HOLDINGS
NASDAQ: MRDN

One Platform. Zero Brand Overlap.

Built like a portfolio. Runs like a platform. Grows like a network.

Expansion
20+ Regulated Markets

Owned Technology
Proven Platform

We Never Compete With Ourselves

- **Meridianbet:** 18 markets, sports & iGaming
- **RKings:** Prize competitions, UK & Ireland
- **GMAG:** B2B aggregator, Asia
- **Expanse:** iGaming content studio, B2B
- **Classics:** Loyalty & raffles, Australia
- **MexPlay:** Online casino, Mexico

Six Category Leaders. One Stock.

We Make Money in Every Scenario

- Regulations tighten — our licensed footprint widens the moat
- Market consolidates — we acquire or partner
- Sports outcomes vary — casino and B2B smooth revenue
- B2C slows — B2B scales independently

Antifragile by Design

The Moat That Compounds

- 25+ years of profitable operations
- Over 20 regulated markets — barriers to entry
- 1,300+ B2B partners on proprietary tech
- Robust cash generation — self-funded growth
- Zero cross-brand overlap or cannibalization

Profitable + Growing + Protected Synergy row

Efficient
Lean Operations

Capital Discipline
Self-Funded Growth

Network Effects + Cross-Selling + Shared Tech + Regulatory Expertise

We're Not in the Gaming Business. We ARE the Gaming Business

A Decade of Sustained Growth

From regional operator to global platform — consistent execution across 10 fiscal years


$200
$160
$120
$80
$40
$0
$25.98M
$31.47M
$38.81M
$45.18M
$40.68M
$60.37M
$74.93M
$93.00M
$151.1M
$182.9M
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
2025A

One Platform. Now One Name. Meridian Holdings.

New Corporate Identity Reflects Our Unified Platform and Decade of Proven Execution.

PLATFORM FOUNDATIONS EVENT	GEOGRAPHIC EXPANSION	PUBLIC MARKETS DEBUT	TRANSFORMATIVE PIVOT	A NEW IDENTITY FOR A NEW ERA
GMG Entry into Gaming Market	GMAG GMAG acquisition (Asia) R. KINGS COMPETITIONS RKings acquisition (UK) OTCMarkets OTCQX uplisting	meplay Started in Mexico Nasdaq RKings acquisition (UK) Main market listing	meridianbet Meridianbet Brazil license US launch Classics Classics acquisition	meridian HOLDINGS Corporate rebrand Meridian Holdings Inc. NASDAQ: MRDN
2016	**2021**	**2022**	**2024-2025**	**March 2026**

A Decade of Execution. One Unified Platform. One Name.

Appendices

Appendix 1: Non-GAAP Financial Measures and Reconciliations

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP Measure	Definition	Purpose of Adjusted Measures
EBITDA and Adjusted EBITDA	EBITDA excludes from net income: interest income and expense; income taxes; and depreciation and amortization. Adjusted EBITDA further excludes: stock-based compensation, unrealized foreign exchange gain or loss , and restructuring costs which include charges or expenses attributable to acquisition related costs.	Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. Used by management to assess performance and effectiveness of our business strategies. Provides a measure, among others, used in the determination of incentive compensation for management.
Net Debt and Net Debt Leverage Ratio	Net Debt is defined as total debt less cash and cash equivalents. Net Debt Leverage Ratio is defined as Net Debt as of the balance sheet date divided by annualized Adjusted EBITDA for the period then ended.	We believe these measures provide investors with additional insight into the Company's leverage and liquidity position, illustrating our ability to service and repay debt using operating performance and available cash resources.

Appendix 2: Key Financial Metrics (Unaudited)

Amounts in Millions, Except Per Share Data — Q1 2026 vs Q1 2025

	Q1 2026	Q1 2025	Y/Y Change	Y/Y %
Revenue	$50.1	$42.7	+$7.4	+17%
Gross profit	$28.1	$24.2	+$3.9	+16%
Gross Margin	56%	57%	- 46bps	-46 bps
Net Income (loss)	$2.2	$(0.3)	+$2.4	N/M
EPS	$0.18	$(0.02)	+$0.20	N/M
Adjusted EBITDA	$6.3	$5.0	+$1.3	+26%

Appendix 3: Non-GAAP Net Debt Leverage Reconciliation

Reconciliation of Net Debt and Leverage Calculation (Unaudited) — March 31, 2026

Net debt & leverage calculation

Total debt	$29,674,094
Less: cash and cash equivalents	$(16,234,441)
Net debt	$13,439,653
Divided by: Annualized Q1 2026 Adjusted EBITDA	$25,157,516
Net debt leverage ratio	**0.53x**

Net debt leverage
0.53x
Mar 31, 2026

Net debt
$13.4M
Mar 31, 2026

Net debt reduction
-62%
YoY - from $35.2M

Cash position
$16.2M
Mar 31, 2026

- Total debt reduced $35.2M (-54%) YoY — from $64.9M to $29.7M
- Net debt leverage improved to 0.53x — strongest capital structure in Company history
- Company exits First Quarter 2026 with sub-1x leverage and clean balance sheet trajectory

Adjusted EBITDA is a non-GAAP measure — see non-GAAP reconciliation slide. Leverage calculation reflects annualized First Quarter 2026 Adjusted EBITDA. Total debt includes long-term loan and consideration payable. All figures unaudited.

Appendix 4: US GAAP Stand-Alone Q1 2026 Income Statement (Unaudited)

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income Unaudited

	Q1 2026	Q1 2025
Revenues	$50,103,870	$42,723,053
Cost of goods sold	$(21,959,630)	$(18,527,092)
Gross Profit	$28,144,240	$24,195,961
Operating expenses, Selling, general and administrative expenses	$24,987,116	$24,301,978
Income (loss) from operations	$3,157,124	$(106,017)
Other income (expense):		
Interest expense	$(353,726)	$(1,471,360)
Interest earned	$5,999	$43,936
Foreign exchange gain (loss)	$(412,194)	$433,668
Other Income	$467,088	$505,503
Total other income (loss)	$(292,833)	$(488,253)
Net income (loss) before tax	$2,864,291	$(594,270)
Provision for income taxes	$696,134	$(336,053)
Net income (loss)	$2,168,157	$(258,217)

Appendix 4: US GAAP Stand-Alone Q1 2026 Income Statement (Unaudited)

Meridian Holdings Inc. and Subsidiaries - Consolidated Statements of Operations and Comprehensive Income Unaudited

	Q1 2026	Q1 2025
Less: Net loss attributable to noncontrolling interest	$(92,638)	$(26,609)
Net Income (loss) attributable to MRDN	$2,260,795	$(231,608)
Weighted average ordinary shares outstanding:		
Basic	12,640,999	10,977,405
Diluted	12,785,352	10,977,405
Net Income (loss) per ordinary share attributable to MRDN:		
Basic	$0.18	$(0.02)
Diluted	$0.18	$(0.02)
Net Income (loss)	$2,168,157	$(258,217)
Foreign currency translation adjustments	$(323,325)	$1,371,048
Comprehensive income	$1,844,832	$1,112,831
Less: Net loss attributable to noncontrolling interest	$(92,638)	$(26,609)
Comprehensive income attributable to MRDN	$1,937,470	$1,139,440

Appendix 5: Non-GAAP Reconciliation of EBITDA and Adjusted EBITDA to Net Income

Three-Month Period Ended March 31, 2026 vs. March 31, 2025 (Unaudited)

	Q1 2026	Q1 2025
Net Income (loss)	$2,168,157	$(258,217)
+ Interest expense	$353,726	$1,471,360
− Interest income	$(5,999)	$(43,936)
+ Taxes	$696,134	$(336,053)
+ Depreciation	$1,435,955	$1,436,247
+ Amortization	$1,025,175	$2,152,640
EBITDA	**$5,673,148**	**$4,422,041**
+ Stock-based compensation	$248,057	$1,040,325
+ Restructuring costs	-	$149,934
- Unrealized foreign exchange gain or loss	$368,174	$(617,913)
Adjusted EBITDA	**$6,289,379**	**$4,994,387**

meridian

HOLDINGS

3651 Lindell Road, Suite D555, Las Vegas, Nevada,
89103, United States

+1 702 318-7548

www.meridian-holdings.com